Supplement to

Calvert Variable Series, Inc.
Calvert Social Small Cap Growth Portfolio

Prospectus and Statement of Additional Information dated April 30, 2006
Date of Supplement: March 9, 2007

Replace the second line on page 2 of the Prospectus with the following:

Subadvisor: Bridgeway Capital Management, Inc.

Under "Subadvisor and Portfolio Manager" on page 7 of the Prospectus, replace the first paragraph and the chart with the following:

Bridgeway Capital Management, Inc. (Bridgeway), 5615 Kirby Drive, Suite 518, Houston Texas 77005-2448, has managed the assets of the Portfolio since March 9, 2007. The firm has been in business since 1994. The firm is controlled by John Montgomery and his family.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 years	Role on Management Team

John N.R. Montgomery	President	Since 1994	Bridgeway	Portfolio Manager

Replace the first paragraph under "Subadvisors" on page 22 of the Statement of Additional Information with the following:

Calvert has retained Bridgeway Capital Management, Inc. ("Bridgeway") as Subadvisor for Social Small Cap Growth. Bridgeway is controlled by John Montgomery and his family. It receives a subadvisory fee, paid by the Advisor, of 0.50% of average daily net assets.

Under "Other Accounts Managed by Portfolio Manager of the Portfolios," replace the first two charts on page 23 of the Statement of Additional Information with the following:

SOCIAL SMALL CAP GROWTH

Bridgeway:
John Montgomery
Accounts Managed other than Social Small Cap Growth as of December 31, 2006	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	8	0	69
Total Assets in Other Accounts Managed	$1,690,000,000	0	$199,000,000
Number of Other Accounts in which Advisory Fee is based on Account's Performance	8	0	3
Total Assets in Other Accounts in which Advisory Fee is based on Account's Performance	$3,000,000,000	0	$13,700,000

Under "Potential Conflicts of Interest in Managing a Portfolio and Other Accounts," replace the second paragraph on page 30 of the Statement of Additional Information with the following:

SOCIAL SMALL CAP GROWTH

Bridgeway:

John Montgomery

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Set forth below is a description of material conflicts of interest that my arise in connection with a portfolio manager who manages multiple funds and/or other accounts:

  The management of multiple funds and/or other accounts may result in a portfolio manager devoting varying periods of time and attention to the management of each fund and/or other account. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The Subadvisor believes this problem may be significantly mitigated by its use of quantitative models, which drive stock picking decisions of its actively managed funds.
  If a portfolio manager identifies an investment opportunity that my be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. Accordingly, the Subadvisor has developed guidelines to address the priority order in allocating investment opportunities.
  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager mat place separate transactions for one or more funds or other accounts, which may affect the market price of the security or execution of the transaction, or both, to the detriment of one or more other funds or accounts.
  With respect to securities transactions for Social Small Cap Growth, the Subadvisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. The Subadvisor may place separate, non-simultaneous, transactions for the Fund and another mutual fund or account that mat temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other mutual fund or account. The Subadvisor seeks to mitigate this problem through a random rotation of order in the allocation of executed trades.
  With respect to securities transactions for the Fund, the Subadvisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Subadvisor may be limited by the client with respect to the selection of brokers. In these cases, the Subadvisor or its affiliates may place separate, non-simultaneous, transactions for the Fund and another mutual fund or account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other mutual fund or account.
  The appearance of a conflict of interest may arise where the Subadvisor has an incentive, such as performance based management fee (similar to that charges with respect to Social Small Cap Growth) or other differing fee structure, which relates to the management of one fund or other account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Subadvisor has adopted certain compliance policies and procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Under "Compensation of Portfolio Managers of the Portfolios," replace the first two charts on page 34 of the Statement of Additional Information with the following:

SOCIAL SMALL CAP GROWTH

Bridgeway:
John Montgomery
Compensation with Respect to Management of Social Small Cap Growth and Other Accounts as of December 31, 2006
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	Bridgeway

A function of industry salary rates and individual performance as measured against yearly goals. These goals typically include measures for integrity, communications (internal and external), teamwork, leadership and investment performance of their respective funds.

Bonus	Bridgeway

The bonus portion of compensation also is a function of industry salary rates as well as the overall profitability of the Sub-Adviser relative to peer companies. The Sub-Adviser's profitability is primarily affected by a) assets under management b) management fees, for which some actively managed mutual funds have performance based fees relative to stick market benchmarks, c) operating costs of the Sub-Adviser and d) because the Sub-Adviser is an S-corporation, the amount of distributions to be made by the Sub-Adviser to its shareholders at least sufficient to satisfy the payment of taxes due on the Sub-Adviser's income that is taxed to its shareholders under Subchapter S of the Internal Revenue Code.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	Bridgeway

All investment management team members participate in long-term incentive programs including a Simplified Employee Pension Individual Retirement Account (SEP IRA). Investment team members also participate in an Employee Stock Ownership Program and Phantom Stock Program.

Replace the first line of the chart under "Securities Ownership of Portfolio Managers of the Portfolios" on page 40 of the Statement of Additional Information with the following:
Portfolio	Firm	Name of Portfolio Manager	Portfolio Ownership

Social Small Cap Growth	Bridgeway	John Montgomery	None

Replace the first sentence of the second paragraph under "Principal Investment Strategies" with the following clarification on page 2 of the Prospectus:

The Fund currently defines small-cap companies as those below the 5th decile of market capitalization on the New York Stock exchange. As of December 31, 2006, this included companies with market capitalization of approximately $2 billion or less and is measured at the time the Fund initially invests.